Unleash the Power of 5G mmWAVE March 2022 Copyright © 2022 Peraso Inc. 1 Exhibit 99.1

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the completion of business combination, the future results of operations, business strategy, timing, capabilities, and likelihood of success of combined company, and plans and objectives of its potential management for future operations, are forward-looking statements. Forward-looking statements also include statements regarding the expected benefits of the proposed business combination. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time-to-time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, neither company plans to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear in Peraso’s public filings with the SEC, which are accessible at www.sec.gov, and which you are advised to consult. 2 Copyright © 2022 Peraso Inc.

COMPANY OVERVIEW

- Became **Public** through merger with MoSys, Inc. in 2021
- **12 years of experience** in mmWave RF/Antenna design
- **Field Proven** high-performance **mmWave phased array -** Advanced **Beamforming**
- Fully integrated solutions; **mmWave antennas, RF phased array transceivers,** on-the-fly **calibration** and adaptable **beam steering**
- Capturing **design wins** today in both existing and new mmWave hardware
- **Multiple Tier-1** design wins
- **Expanding** new **mmWave frequencies** for future industry needs
- **2023-2025 mmWave CPE and Hotspot device TAM is $3 Billion**


PERASO

Ticker: *PRSO* (NASDAQ)
Headquarters: *San Jose, CA*
Founded: *2008*
Employees: *80* (as of Dec 31, 2021)
Patents: *160*

PERASO

Copyright © 2022 Peraso Inc.

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4 Copyright © 2022 Peraso Inc. 66% of population will be  using the internet Up from 51% in 2018 Mobile Devices / Connections by 2023 1.6 networked devices and connections per person Up from 1.2 in 2018 Mobile Data Speed  by 2023 44 Mbps average mobile speed Up from 13 Mbps in 2018 Wi-Fi Speed by 2023 92 Mbps average Wi-Fi speed Up from 30 Mbps in 2018 Source: Cisco CAIR Report 2021 Global Internet Users by 2023 GLOBAL BANDWIDTH DEMAND ACCELERATING

5G WIRELESS DEMAND IS OUTPACING NETWORK CAPACITY



Facebook launches Reels globally,
betting on 'fastest growing' format

- Video set to dominate traffic with apps such as TikTok, Facebook Reels, Netflix and Twitch
- Video resolution continues to increase to 4k and eventually 8k
- Current cellular networks are quickly saturated – mmWave is the future of wireless networks
- Early 6G research utilizing mmWave and terahertz frequencies

Demand Capacity for Data in U.S. Networks



8 B
7 B
6 B
5 B
4 B
3 B
2 B
1 B
0 B
Dense Urban Capacity (GB/mo)
2019
2020
2021
2022
2023
2024
2025
2026
2027
5G mm-wave capacity
Capacity below 6 GHz
Demand (GB/mo)

Source: Mobile Experts: 5G Business Case Dec 2021



5G
6GHz
24GHz
100GHz
4G
5G mmWave
(e.g. 24.25-27.5 GHz, 27.5-29.5 GHz)

PERASO

Copyright © 2022 Peraso Inc.

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ESTABLISHED AND SUSTAINABLE ADVANTAGES

Performance	Experience	Customer Relationships	Switching Costs	Cost Advantages
Customers shipping equipment providing 10X the range of their competition	Proven execution in mmWave RF circuits where potential competitors have failed	Deep engagement with customers provides visibility to long term roadmaps	Platform of mmWave RF circuits coupled with proprietary software platform creates long-term customer commitment	Volume production of mmWave RF circuits leads to opportunity for further cost reductions

PERASO

Copyright © 2022 Peraso Inc.

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TECHNOLOGY BACKED BY STRONG IP & PATENT PORTFOLIO

mmWave RF in Silicon

High-performance, highly integrated mmWave RF circuits and systems in silicon





Essential Claims

Peraso has participated in mmwave standard development and has essential claim patents

mmWave Antennas

mmWave phased array antennas, advanced beamforming and beam steering algorithms





Most Comprehensive Software Support

Full software stack enables a host of new applications such as point to multipoint and wireless USB

PERASO
Copyright © 2022 Peraso Inc.
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Enables longer distance links for mmWave RF devices Provides an excellent countermeasure to cybersecurity attacks Limits interference, which is important for the user experience in applications like AR/VR Allows more access points in a given area, important for multi-user environments 8 Copyright © 2022 Peraso Inc. MARKET ADVANTAGES OF BEAMFORMING / BEAM-STEERING

9 Copyright © 2022 Peraso Inc. VERTICAL INTEGRATION >> PREMIER MODULE SOLUTIONS Vertical Integration offers competitive cost structure, reduced time-to-market

mmWAVE SHIPPING INTO BROAD AND GROWING APPLICATIONS 10 5G/Fixed Wireless Access Multi-gigabit, low latency Internet connectivity Consumer Electronics Metaverse, laptops, tablets, hotspots, video conferencing Copyright © 2022 Peraso Inc.

60GHz mmWave for Fixed Wireless Access

Multi-gigabit, symmetrical, low latency broadband access in the 60GHz band

60GHz FIXED WIRELESS ACCESS

- 60GHz mmWave Fixed Wireless Access products provide operators access to **FREE SPECTRUM**
- Leading companies such as **Facebook**, and its **Terragraph** solution, utilize 60GHz 802.11ad technology to target dense **URBAN** environments
- US government has budgeted **$65B** for rural broadband development. 60GHz is an excellent way for wireless ISPs to provide **100Mbps, symmetrical internet**


FWA ACCESS UNIT
LICENSED RADIO LINK (BACKHAUL)
CONSUMER/SOHO
CABINET
OPTICAL FIBER (FRONT/MID/BACKHAUL)

PERASO

Copyright © 2022 Peraso Inc.

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12 Copyright © 2022 Peraso Inc. PROVEN SOLUTIONS FOR FIXED WIRELESS ACCESS SHIPPING mmWave chipsets to the fixed wireless market since 2017 PRICE/PERFORMANCE advantage over competition in 60GHz Fixed Wireless Access 29km links - estimated to be 10X longer than the competition* * Peraso Management Estimates

5G Fixed Wireless Access

Building on Peraso's successful 60GHz Fixed Wireless Access Products

5G FIXED WIRELESS ACCESS

- Natural **EVOLUTION** from existing 60GHz products
- Offers **COMPETITIVE ALTERNATIVE** to fixed line internet access in both urban and rural deployments
- mmWave is a **CRITICAL** component of 5G and 5G Fixed Wireless Access ecosystem
- Solutions **TARGETING** 5G Fixed Wireless Access market


5G mmWave Device Shipments
50M
40M
30M
20M
10M
0M
2021
2022
2023
2024
2025
Hotspots (5G/WiFi)
CPE (fixed wireless)

Source: Mobile Experts: 5G mmWave Outlook, June 2021

PERASO
Copyright © 2022 Peraso Inc.
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SECURE PRIVATE NETWORKS

- **Cybersecurity** is a dominant concern globally
- Peraso is **engaged** in private network opportunities, 5G is next generation
- mmWave **Beamforming** and **beam-steering** is an excellent technology for secure, mission critical networks
- **Target** industries include transportation, energy, factories, military, infrastructure



Private Networks

mmWave provides a highly secure, low latency network for mission critical applications

PERASO
Copyright © 2022 Peraso Inc.
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mmWave provides high-performance, low latency links for consumer applications Shipping into consumer devices requiring high speed wireless links 5G represents a major opportunity in terms of wireless network access for laptops, tablets Consumer Electronics Adding to Peraso’s successful 60GHz Fixed Wireless Access products Copyright © 2022 Peraso Inc. 15 CONSUMER ELECTRONICS

Metaverse AR/VR/XR Providing carriers with new content delivery options 5G mmWave provides low latency access, enabling real-time and near real-time applications UHD 4K streams going to 8K and 16K for lifelike visuals AR/VR/XR → 95 million users by 2022 (Statista) Very low latency (<5ms) at Ultra-high rates (>2 Gbps) Very little interference (dedicated spectrum) 16 Copyright © 2022 Peraso Inc. Source: Goldman Sachs Global Investment Research & Statista METAVERSE

MEMORY PRODUCTS Memory IC product line acquired through combination with MoSys Silicon Accelerator Engine and Intelligent Memory ICs Bandwidth Engine and Programmable HyperSpeed Engine High-speed, serial-attached, optimized for Intel/Xilinx FPGA applications Products are shipping in volume Leading tier-1 global networking & communication OEMs Pipeline expanding for new use cases and engagements Meaningful revenue and margin contribution targets for 2022 Copyright © 2020 MoSys, Inc. All rights reserved. 17 17 Copyright © 2022 Peraso Inc.

FinancialS Copyright © 2022 Peraso Inc. 18

Balance Sheet and Capitalization 19 Copyright © 2022 Peraso Inc Notes Includes $18.3 of goodwill and intangible assets recorded in connection with the Peraso Technologies – MoSys business combination Includes 8.0 million exchangeable shares with the same rights as common shares, which were issued by our Canadian subsidiary to certain Canadian stockholders of Peraso Technologies in connection with the Peraso Technologies – MoSys business combination 1.8 million shares subject to escrow and earn-out; achievement of $8.57 share price over three years Excludes 3.0 million shares available for future awards under our equity incentive plan

Non-GAAP Actual and Model Copyright © 2022 Peraso Inc 20 Notes: Reflects operating results of Peraso Technologies Inc. for full year 2021 and MoSys, Inc. for the period from Dec 17- Dec 31, 2021 Represents forward-looking, financial objectives and does not constitute estimates of future performance, financial or otherwise. There is no assurance that MoSys will ever achieve any of these objectives and Company undertakes no obligation to update. See note on slide 2 regarding forward looking statements and reference to risk factors in Peraso’s SEC filings. Non-GAAP measures - exclude stock-based compensation expense, amortization of intangibles, reverse merger transaction costs; see reconciliation

Non-GAAP Quarterly Income Statements Copyright © 2022 Peraso Inc 21

Non-GAAP to GAAP Reconciliation Copyright © 2022 Peraso Inc 22

SUMMARY

- **Increase** in 5G **wireless demand** has strained the existing wireless spectrum
- Use of **mmWave in 5G networks** is inevitable. Existing ‘beachfront’ property is disappearing
- Peraso is a **leader** in mmWave technology with a clear and defensible competitive advantage
- Peraso is a **pure play** investment opportunity in the mmWave semiconductor space



Peraso Inc.

Delivering High Speed 5G Wireless

PERASO
Copyright © 2022 Peraso Inc.
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Thank YOU Copyright © 2022 Peraso Inc. 24 Investor Relations Contact: Shelton Group Leanne K. Sievers | Jeffrey Schreiner P: 949-224-3874 | 512-243-8976 E: sheltonir@sheltongroup.com Peraso Contact: Jim Sullivan Chief Financial Officer P: 408-418-7582 E: jsullivan@mosys.com